UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________
FORM 8-K
___________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2018
___________________________________________________________

Aramark
(Exact name of Registrant Specified in Charter) ___________________________________________________________
Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)
(Registrant's Telephone Number, Including Area Code): (215) 238-3000
N/A (Former name or former address, if changed since last report.)
___________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 7 to the Credit Agreement
On October 1, 2018 (the “Closing Date”), Aramark Services, Inc. (the “Company”), an indirect wholly owned subsidiary of Aramark (“Aramark” or “Parent”), Aramark Intermediate HoldCo Corporation (“Holdings”), ARAMARK Canada Ltd. (the “Canadian Borrower”), ARAMARK Investments Limited, ARAMARK Limited (together with ARAMARK Investments Limited, the “UK Borrowers”), ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company (together with ARAMARK Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG, the “German Borrower”), Aramark International Finance S.à r.l. (the “Luxembourg Borrower”) and certain other wholly-owned domestic subsidiaries of the Company entered into Amendment No. 7 (the “Amendment”) with the financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder to the credit agreement (the “Credit Agreement”), dated March 28, 2017, among the Company, Holdings, the Canadian Borrower, the UK Borrowers, the Irish Borrowers, the German Borrower, the Luxembourg Borrower and certain wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.
The Amendment provides for, among other things, the reduction of the interest rate and extension of the maturity date, in each case, applicable to each of the Initial Revolving Facility, Canadian Term A Loans, Canadian Term A-1 Loans, Euro Term A Loans and Yen Term C Loans under the Credit Agreement through the establishment of Replacement Revolving Commitments (as defined in the Credit Agreement) and borrowings of Refinancing Term Loans (as defined in the Credit Agreement), as applicable, under the Credit Agreement comprised of (i) in the case of the Initial Revolving Facility, new 2018 Tranche Revolving Commitments in an amount equal to $1,000,000,000, terminating in October 2023, (ii) in the case of the Canadian Term A Loans and Canadian Term A-1 Loans, new Canadian Term A-2 Loans in an amount equal to C$380,000,000, due in October 2023, (iii) in the case of the Euro Term A Loans, new Euro Term A-1 Loans in an amount equal to €130,000,000, due in October 2023 and (iv) in the case of the Yen Term C Loans, new Yen Term C-1 Loans in an amount equal to ¥10,801,557,500, due in October 2023. The new Canadian Term A-2 Loans, Euro Term A-1 Loans and Yen Term C-1 Loans were funded in full on the Closing Date and were applied by the Company to fully refinance the Canadian Term A Loans, Canadian Term A-1 Loans, Euro Term A Loans and Yen Term C Loans previously outstanding under the Credit Agreement.
The new 2018 Tranche Revolving Commitments bear interest at a rate equal to, at the Company’s option, depending on the currency of the loans borrowed under the new 2018 Tranche Revolving Commitments, either (a) a Bank Act of Canada rate determined by reference to offered rates for bankers' acceptances, increased by 0.10% depending on the lender party, (b) a LIBOR rate determined by reference to the costs of funds for deposits in the relevant currency for the interest period relevant to such borrowing adjusted for certain additional costs, (c) a base rate or Canadian base rate determined by reference to the higher of (1) the prime rate of the administrative agent and (2) the Bank Act of Canada rate plus 1.00% or (d) a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the LIBOR rate plus 1.00%, plus an applicable margin set initially at 1.50% for borrowings based on the Bank Act of Canada rate or LIBOR Rate and 0.50% for borrowings based on the Canadian base rate or base rate, in each case, subject to an increase of 0.125% upon the Company's consolidated leverage ratio exceeding 4.75 to 1.00 and a reduction of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125% for borrowings based on the Bank Act of Canada rate or LIBOR Rate and 0.125% for borrowings based on the Canadian base rate or base rate. In addition to paying interest on outstanding principal under the 2018 Tranche Revolving Commitments, the Company is required to pay a commitment fee to the lenders providing the 2018 Tranche Revolving Commitments in respect of the unutilized commitments thereunder, initially set at 0.25%, subject to an increase of 0.05% upon the Company's consolidated leverage ratio exceeding 4.75 to 1.00, a reduction of 0.05% upon a decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00 and a further reduction of 0.05% upon a decline of 1.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00. The new 2018 Tranche Revolving Commitments are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Initial Revolving Facility outstanding under the Credit Agreement.
The new Canadian Term A-2 Loans bear interest at a rate equal to, at the Company’s option, either (a) a Bank Act of Canada rate determined by reference to offered rates for bankers' acceptances, increased by 0.10% depending on the lender party or (b) a base rate or Canadian base rate determined by reference to the higher of (1) the prime rate of the administrative agent and (2) the Bank Act of Canada rate plus 1.00% plus an applicable margin set initially at 1.50% for borrowings based on the Bank Act of Canada rate and 0.50% for borrowings based on the Canadian base rate, in each case, subject to an increase of 0.125% upon the Company's consolidated leverage ratio exceeding 4.75 to 1.00 and a reduction of 0.125% per each decline of

0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125% for borrowings based on the Bank Act of Canada rate and 0.125% for borrowings based on the Canadian base rate or base rate. The new Canadian Term A-2 Loans require the payment of installments in quarterly principal amounts of C$4.75 million from December 31, 2018 through September 30, 2020, C$7.125 million from December 31, 2020 through September 30, 2021, C$9.5 million from December 31, 2021 through September 30, 2022, C$14.25 million from December 31, 2022 through September 30, 2023, and C$218.5 million at maturity. The Canadian Term A-2 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Canadian Term A Loans and Canadian Term A-1 Loans outstanding under the Credit Agreement.
The new Euro Term A-1 Loans bear interest at a rate equal to a LIBOR rate determined by reference to the costs of funds for deposits in Euros for the interest period relevant to such borrowing adjusted for certain additional plus an applicable margin set initially at 1.50%, subject to an increase of 0.125% upon the Company's consolidated leverage ratio exceeding 4.75 to 1.00 and a reduction of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125%. The new Euro Term A-1 Loans require the payment of installments in quarterly principal amounts of €1.625 million from December 31, 2018 through September 30, 2020, €2.275 million from December 31, 2020 through September 30, 2021, €3.25 million from December 31, 2021 through September 30, 2022, €4.875 million from December 31, 2022 through September 30, 2023, and €75.4 million at maturity. The Euro Term A-1 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Euro Term A Loans outstanding under the Credit Agreement.
The new Yen Term C-1 Loans bear interest at a rate equal to a LIBOR rate determined by reference to the costs of funds for deposits in Yen for the interest period relevant to such borrowing adjusted for certain additional costs plus an applicable margin set initially at 1.50%, subject to an increase of 0.125% upon the Company's consolidated leverage ratio exceeding 4.75 to 1.00 and a reduction of 0.125% per each decline of 0.50 to 1.00 in the Company's consolidated leverage ratio from 4.75 to 1.00, with such reductions subject to a minimum applicable margin of 1.125%. The new Yen Term C-1 Loans require the payment of installments in quarterly principal amounts of ¥135,019,468.80 from December 31, 2018 through September 30, 2020, ¥189,027,256.30 from December 31, 2020 through September 30, 2021, ¥270,038,937.50 from December 31, 2021 through September 30, 2022, ¥405,058,406.30 from December 31, 2022 through September 30, 2023, and ¥6,264,903,350.00 at maturity. The Yen Term C-1 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing Yen Term C Loans outstanding under the Credit Agreement.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2018, Harrald Kroeker, Senior Vice President, Transformation, gave notice to Aramark that he was retiring from Aramark effective December 31, 2018.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
Amendment No. 7 (the “Amendment”), dated as of October 1, 2018, among Aramark Services, Inc. (the “Company”), Aramark Intermediate HoldCo Corporation (“Holdings”), Aramark Intermediate HoldCo Corporation (“Holdings”), ARAMARK Canada Ltd. (the “Canadian Borrower”), ARAMARK Investments Limited, ARAMARK Limited (together with ARAMARK Investments Limited, the “UK Borrowers”), ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company (together with ARAMARK Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG, the “German Borrower”), Aramark International Finance S.à r.l. (the “Luxembourg Borrower”), certain other wholly-owned subsidiaries of the Company, the financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder to the credit agreement, dated March 28, 2017, among the Company, Holdings, the Canadian Borrower, the UK Borrower, the Irish Borrowers, the German Borrower, the Luxembourg Borrower and certain other wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	October 4, 2018	By:	/s/ Brian Pressler
		Name:	Brian Pressler
		Title:	Senior Vice President, Controller
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 7 (the “Amendment”), dated as of October 1, 2018, among Aramark Services, Inc. (the “Company”), Aramark Intermediate HoldCo Corporation (“Holdings”), Aramark Intermediate HoldCo Corporation (“Holdings”), ARAMARK Canada Ltd. (the “Canadian Borrower”), ARAMARK Investments Limited, ARAMARK Limited (together with ARAMARK Investments Limited, the “UK Borrowers”), ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company (together with ARAMARK Ireland Holdings Limited, the “Irish Borrowers”), ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG, the “German Borrower”), Aramark International Finance S.à r.l. (the “Luxembourg Borrower”), certain other wholly-owned subsidiaries of the Company, the financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder to the credit agreement, dated March 28, 2017, among the Company, Holdings, the Canadian Borrower, the UK Borrower, the Irish Borrowers, the German Borrower, the Luxembourg Borrower and certain other wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.